UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2006

NEW ALBERTSON’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-132397-01	20-4067706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Parkcenter Boulevard, Boise, Idaho	83706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 395-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of a series of reorganization transactions, on June 1, 2006, New Albertson’s, Inc. (the “Company”) assumed the obligations associated with certain debt securities of Albertson’s, Inc. (“Old Albertsons”) issued under that Indenture, dated as of May 1, 1992, as supplemented (the “Indenture”), between Old Albertsons and U.S. Bank Trust National Association, as successor trustee (the “Trustee”), pursuant to a Supplemental Indenture No. 2, dated as of June 1, 2006 (the “Supplemental Indenture”), among Albertson’s LLC (“Albertsons LLC”), the Company and the Trustee.

The Company assumed the obligations associated with Old Albertsons’ Corporate Units (the “Units”) pursuant to the following instruments (collectively, the “Assumption Documents”): (1) the Supplemental Indenture, (2) the First Supplement to the Purchase Contract Agreement, dated as of June 1, 2006, among Old Albertsons, the Company and U.S. Bank Trust National Association as purchase contract agent (the “Agent”), supplementing that Purchase Contract Agreement, dated as of May 7, 2004 (the “Purchase Contract Agreement”), between Old Albertsons and the Agent, (3) the Second Supplement to the Purchase Contract Agreement, dated as of June 1, 2006, among Albertsons LLC, the Company and the Agent, supplementing the Purchase Contract Agreement, (4) the Third Supplement to the Purchase Contract Agreement, dated as of June 2, 2006 (the “Third Supplement”), among the Company, SUPERVALU INC. (“Supervalu”) and the Agent, supplementing the Purchase Contract Agreement, (5) the First Supplement to the Pledge Agreement, dated as of June 1, 2006, among Albertsons LLC, the Company, U.S. Bank Trust National Association as collateral agent, custodial agent, securities intermediaries, and purchase contract agent (in such capacities, the “Pledge Agents”), supplementing that Pledge Agreement, dated as of May 7, 2004, between Old Albertsons and the Pledge Agents, and (6) the Assignment and Assumption Agreement, dated as of June 1, 2006, among Albertsons LLC, the Company, and Banc of America Securities LLC, as remarketing agent (“BAS”), relating to that Remarketing Agreement, dated as of May 7, 2004, among Old Albertsons, BAS and the Agent.

Pursuant to the Purchase Contract Agreement, upon consummation of a merger of Emerald Acquisition Sub, Inc., a wholly owned subsidiary of Supervalu, with and into the Company (the “Merger”), the consideration payable to holders of Units upon settlement is adjusted such that each holder will receive the kind and amount of securities, cash, and other property receivable in the Merger by holders of shares of the Company’s common stock, based upon the settlement rate in effect at the time that such holder settles. In this case, holders of Units will receive on settlement cash and shares of Supervalu common stock in a ratio of $20.35 in cash to 0.182 shares of Supervalu common stock, such that the amount of cash combined with the adjusted applicable market value of the Supervalu common stock is equal to $25.00, provided that the per-share value of the merger consideration is within the “collar” of the Units (i.e., between $23.06 and $28.82). If the per-share value of the merger consideration is above or below the collar, holders of Units will receive the amount of cash and Supervalu common stock that would be received in the Merger by the holders of 0.8675 shares of the Company’s common stock (if the value is above the collar), or by the holders of 1.0841 shares of the Company’s common stock (if the value is below the collar). As of the effective time of the Merger, the value of the consideration provided to the Company’s stockholders in connection with the Merger was within the collar of the Units. In addition, the consummation of the Merger entitles holders of Units to elect a Cash Merger Early Settlement pursuant to the terms of the Units and of a notice sent to holders of Units within 5 business days after the effective time.

The foregoing description of the Assumption Documents and the transactions provided for therein is qualified in its entirety by the text of (1) the Registration Statement on Form S-3 of Albertson’s, Inc. (Registration No. 333-113995) filed on April 28, 2004, as amended, and the exhibits thereto, which are filed as Exhibits 4.1 through 4.7 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference, and (2) the Assumption Documents, which are filed as Exhibits 4.8 through 4.13 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell company transactions. Not applicable.

(d) Exhibits. See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ALBERTSON’S, INC.

By:	/s/ Pamela Knous
Name: Pamela Knous
Title: Executive Vice President

Date: June 7, 2006

INDEX OF EXHIBITS

Number	Exhibit
4.1	Form of Corporate Unit (incorporated by reference to Exhibit 4.3 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.2	Form of Treasury Unit (incorporated by reference to Exhibit 4.4 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.3	Form of Senior Note (incorporated by reference to Exhibit 4.5 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.4	Form of Supplemental Indenture (incorporated by reference to Exhibit 4.6 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed with the SEC on April 28, 2004)

4.5	Form of Purchase Contract Agreement (incorporated by reference to Exhibit 4.7 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed with the SEC on April 28, 2004)

4.6	Form of Remarketing Agreement (incorporated by reference to Exhibit 4.9 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed with the SEC on April 28, 2004)

4.7	Form of Pledge Agreement (incorporated by reference to Exhibit 4.8 of the Registration Statement of Albertson’s, Inc. on Form S-3/A (Reg. No. 333-113995) filed on April 28, 2004)

4.8	Supplemental Indenture No. 2, among Albertson’s LLC, New Albertson’s, Inc. and U.S. Bank Trust National Association, as successor trustee, supplementing that Indenture, dated as of May 1, 1992, as supplemented, between Albertson’s, Inc. and the trustee (incorporated by reference to Exhibit 4.9 to the Current Report on Form 8-K of SUPERVALU INC. filed on June 7, 2006)

4.9	First Supplement to the Purchase Contract Agreement, among Albertson’s, Inc., New Albertson’s, Inc. and U.S. Bank Trust National Association as purchase contract agent, supplementing that Purchase Contract Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as purchase contract agent (incorporated by reference to Exhibit 4.10 to the Current Report on Form 8-K of SUPERVALU INC. filed on June 7, 2006)

4.10	Second Supplement to the Purchase Contract Agreement, among Albertson’s LLC, New Albertson’s, Inc. and U.S. Bank Trust National Association as purchase contract agent, supplementing that Purchase Contract Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as purchase contract agent (incorporated by reference to Exhibit 4.11 to the Current Report on Form 8-K of SUPERVALU INC. filed on June 7, 2006)

4.11	Third Supplement to the Purchase Contract Agreement, among New Albertson’s, Inc., SUPERVALU INC. and U.S. Bank Trust National Association as purchase contract agent, supplementing that Purchase Contract Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as purchase contract agent (incorporated by reference to Exhibit 4.12 to the Current Report on Form 8-K of SUPERVALU INC. filed on June 7, 2006)

4.12	First Supplement to the Pledge Agreement, among Albertson’s LLC, New Albertson’s, U.S. Bank Trust National Association as collateral agent, custodial agent, securities intermediaries, and purchase contract agent, supplementing that Pledge Agreement, dated as of May 7, 2004, between Albertson’s and U.S. Bank Trust National Association as collateral agent, custodial agent, securities intermediaries, and purchase contract agent (incorporated by reference to Exhibit 4.13 to the Current Report on Form 8-K of SUPERVALU INC. filed on June 7, 2006)

4.13	Assignment and Assumption Agreement, among Albertson’s LLC, New Albertson’s, and Banc of America Securities LLC, as remarketing agent, relating to that Remarketing Agreement, dated as of May 7, 2004, among Albertson’s, Banc of America Securities LLC, as remarketing agent, and U.S. Bank Trust National Association as purchase contract agent (incorporated by reference to Exhibit 4.14 to the Current Report on Form 8-K of SUPERVALU INC. filed on June 7, 2006)

99.1	Registration Statement on Form S-4 of SUPERVALU INC. and New Albertson’s, Inc. (Registration No. 333-132397), filed on March 14, 2006, as amended on April 19, 2006, and April 28, 2006 (incorporated herein by reference)

99.2	Registration Statement on Form S-3 of Albertson’s, Inc. (Registration No. 333-113995) filed on April 28, 2004 (incorporated herein by reference)